SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ValiCert, Inc.
(Name of Registrant as Specified In Its Certificate)

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VALICERT, INC.
1215 Terra Bella Avenue
Mountain View, CA 94043

May 7, 2002

Dear Stockholder:

This year’s annual meeting of stockholders will be held on Wednesday, May 29, 2002, at 1:00 p.m. local time, in the boardroom at ValiCert, Inc.’s principal offices, located at 1215 Terra Bella Avenue, Mountain View, CA 94043. You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in the affairs of ValiCert, Inc. by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

A copy of ValiCert, Inc.’s Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review ValiCert, Inc.’s activities over the past year and our plans for the future. Our board of directors and management look forward to seeing you at the annual meeting.

Ve	ry truly yours,

/s/	Joseph (Yosi) Amram
Jos	eph (Yosi) Amram
President and
Chief Executive Officer

VALICERT, INC.
1215 Terra Bella Avenue
Mountain View, CA 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 29, 2002

TO THE STOCKHOLDERS:

Notice is hereby given that the annual meeting of the stockholders of ValiCert, Inc., a Delaware corporation, will be held on May 29, 2002, at 1:00 p.m. local time, in the boardroom at our principal offices located at 1215 Terra Bella Avenue, Mountain View, California 94043, for the following purposes:

1.    To elect one Class II director to hold office for a three-year term and until his respective successor is elected and qualified.

2.    To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2002.

3.    To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 25, 2002 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 1215 Terra Bella Avenue, Mountain View, California 94043.

By	order of the Board of Directors,

/s/	Srinivasan (Chini) Krishnan
Sri	nivasan (Chini) Krishnan
Secretary

May 7, 2002
Mountain View, California

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

VALICERT, INC.
1215 Terra Bella Avenue
Mountain View, CA 94043

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by the board of directors of ValiCert, Inc., a Delaware corporation (“ValiCert”) for use at our annual meeting of stockholders to be held on May 29, 2002, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy are being mailed to our stockholders on or about May 7, 2002.

GENERAL INFORMATION

Annual Report.    Our annual report for the fiscal year ended December 31, 2001, is enclosed with this proxy statement.

Voting Securities.    Only stockholders of record as of the close of business on April 25, 2002 will be entitled to vote at the meeting and any adjournment thereof. As of that time, there were 25,519,473 shares of our common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of our common stock held by him or her. Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Solicitation of Proxies.    The cost of soliciting proxies will be borne by us. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies.    All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to our secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have a classified board of directors currently consisting of two Class I directors, two Class II directors and two Class III directors, who will serve until the annual meetings of stockholders to be held in 2004, 2002 and 2003, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting dates.

Mr. Scott J. Loftesness has informed us that he will not stand for re-election as a Class II director. Effective as of the Annual Meeting of Stockholders on May 29, 2002, the board of directors has reduced the size of the board to five directors and to one Class II director.

The term of the Class II director will expire on the date of the upcoming Annual Meeting of Stockholders. Accordingly, one person is to be elected to serve as Class II director of the board of directors at the meeting. Management’s nominee for election by the stockholders to that position is the current Class II member of the board of directors, John Johnston. If elected, the nominee will serve as director until our Annual Meeting of Stockholders in 2005 and until his successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as we may designate.

If a quorum is present and voting, the nominee for Class II director receiving the highest number of votes will be elected as Class II director. Abstentions and broker non-votes have no effect on the vote.

Vote Required and Board of Directors’ Recommendation

If a quorum is present and voting at the annual meeting of stockholders, the nominees for Class II director receiving the highest number of votes will be elected as a Class II director. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE LISTED ABOVE.

Nominated Director.    The following sets forth information concerning the age and background of our nominee for Class II director.

Name	Position With ValiCert	Age	Director Since
Class II director nominated for election at the 2002 Annual Meeting of Stockholders:

John Johnston	Director	49	1998

John Johnston has served as one of our directors since May 1998. From 1995 to the present, Mr. Johnston has been a venture capitalist at August Capital. Mr. Johnston has also been a venture capitalist at Technology Venture Investors since 1998. Mr. Johnston has a B.A. degree in English from Princeton University and an M.B.A. degree from Harvard Business School.

Continuing Directors.    The following sets forth information concerning the age and background of our current directors whose terms are continuing and excludes the Class II nominee to be elected at this meeting.

Name	Position With ValiCert	Age	Director Since
Class I directors whose terms expire at the 2004 Annual Meeting of Stockholders:

Taher Elgamal	Director	46	1997
Magdalena Yesil	Director	43	1999

Class III directors whose terms expire at the 2003 Annual Meeting of Stockholders:

Joseph (Yosi) Amram	President, Chief Executive Officer, and Director	45	1997

Srinivasan (Chini) Krishnan	Chairman of the Board of Directors and Secretary	33	1996

Taher Elgamal has served as one of our directors since October 1997. Mr. Elgamal has served as co-chairman and chief technology officer for Securify, an Internet security company, since November 2001. Prior to that, Mr. Elgamal served as chief executive officer for Securify from June 1998 to November 2001. From April 1995 to June 1998, Mr. Elgamal served as chief scientist for Netscape Communications, an Internet software company. Mr. Elgamal serves on the board of directors of the following public companies: RSA Security, Inc., hi/fn, Inc., and Phoenix Technologies, Ltd. Mr. Elgamal has M.S. and Ph.D. degrees in electric engineering from Stanford University.

Magdalena Yesil has served as one of our directors since October 1999. Ms. Yesil has been a venture capitalist at U.S. Venture Partners since January 1998. From August 1996 to December 1997, Ms. Yesil founded MarketPay, a software company, and served as its president. From 1994 to August 1996, Ms. Yesil founded Cybercash, a secure electronic payment company, and served as vice president, marketing and technology. Ms. Yesil has a B.S. degree in industrial engineering and a M.S. degree in electrical engineering from Stanford University.

Joseph (Yosi) Amram has served as our president and chief executive officer since August 1997. From January 1989 to August 1996, Mr. Amram founded and served as chairman and chief executive officer for Individual Inc., a content aggregation provider of personalized information services. Before that, Mr. Amram was a venture capitalist at the Aegis Funds, and led the product marketing group at Rational Software, a provider of object oriented software. Mr. Amram served three years in the Israeli air force where he attained the rank of sergeant major. Mr. Amram has B.S. and M.S. degrees in electrical engineering from the Massachusetts Institute of Technology and an M.B.A. with distinction from Harvard Business School.

Srinivasan (Chini) Krishnan co-founded ValiCert in February 1996 and has served as our chairman of the board of directors since February 1996. He also served as our chief technology officer from February 1996 to April 2001. From June 1994 to February 1996, Mr. Krishnan was at Enterprise Integration Technologies where he was instrumental in launching and managing Terisa Systems, a security toolkits company and CommerceNet, an industry consortium to develop business over the Internet. From May 1991 to June 1994, Mr. Krishnan served in various engineering positions at Cadence Design Systems. Mr. Krishnan has a B.S. degree in computer science from the Indian Institute of Technology and a M.S. degree in computer science from Duke University.

Board Meetings and Committees

Our board of directors held four meetings during the fiscal year ended December 31, 2001. Our board of directors has established an audit committee, a compensation committee and a stock option committee. It does not have a nominating committee or a committee performing the functions of a nominating committee. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of our board of directors and all of the committees of our board of directors on which such director served held during that period.

Audit Committee

The members of the audit committee during the fiscal year ended December 31, 2001 were Taher Elgamal, John Johnston and Magdalena Yesil. The audit committee’s functions include:

•	reviewing with our independent auditors and management the annual financial statements and independent auditors’ opinion;

•	reviewing the scope and results of the examination of our financial statements by the independent auditors;

•	approving all professional services and related fees performed by the independent auditors;

•	recommending the retention of the independent auditors to our board of directors, subject to ratification by our stockholders; and

•	annually reviewing our accounting policies and internal accounting and financial controls.

The audit committee also oversees actions taken by our independent auditors, recommends the engagement of auditors and reviews our internal audits. The audit committee held five meetings during the fiscal year ended December 31, 2001.

All members of the audit committee are “independent” in accordance with Rules 4310(c)(26)(B)(i) and 4200(a)(15) of the National Association of Securities Dealers, Inc. Our board of directors has adopted a charter for the audit committee, which is attached as Appendix A to this Proxy Statement. The information contained in this paragraph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporates it by reference in such filing.

For additional information concerning the audit committee, see “Report of the Audit Committee” and “Principal Accounting Firm Fees.”

Compensation Committee Interlocks and Insider Participation

The members of the compensation committee during the fiscal year ended December 31, 2001 were John Johnston and Scott J. Loftesness. The compensation committee reviews and approves salary and bonus levels and stock option grants for executive officers. During the fiscal year ended December 31, 2001, no member of our compensation committee and none of our executive officers served as a member of a board of directors or a compensation committee of any entity that has one or more of our executive officers serving as a member of that entity’s board of directors or compensation committee. The compensation committee held two meetings during the fiscal year ended December 31, 2001. For additional information concerning the compensation committee, see “Report of the Compensation Committee of the Board of Directors on Executive Compensation.”

Stock Option Committee

Our president and chief executive officer, Joseph (Yosi) Amram, was the only member of our stock option committee in fiscal 2001. The stock option committee is responsible for administering our 1998 Stock Plan, including approving stock option grants to our officers and employees, and our 2001 Nonstatutory Stock Plan.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

Our board of directors has selected Deloitte & Touche LLP as independent public auditors to audit our consolidated financial statements for the fiscal year ending December 31, 2002. Deloitte & Touche LLP has acted in such capacity since its appointment in fiscal year 1999. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Vote Required and Board of Directors’ Recommendation

The approval of this proposal requires a majority of the votes cast at the annual meeting of stockholders at which a majority of all outstanding shares of common stock is present, either in person or by proxy, to be cast in favor of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT PUBLIC AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to us for the fiscal year ended December 31, 2001 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte & Touche”), which includes Deloitte Consulting:

Audit Fees	$172,150
Financial Information Systems Design and Implementation Fees	$ 0
All Other Fees	$ 85,620

Audit Fees include fees for professional services and expenses related to Deloitte & Touche’s audit of our consolidated financial statements and expenses related to timely reviews of quarterly financial information.

All Other Fees include fees and expenses for services rendered in connection with our registration statements on Forms S-1 and S-3 and preparation of our 2001 tax returns. Deloitte & Touche did not provide any management advisory services during the fiscal year ended December 31, 2001.

The audit committee has considered the role of Deloitte & Touche in providing information technology, business consulting, tax services and other non-audit services to us and has concluded that such services are compatible with Deloitte & Touche’s independence as our auditors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 15, 2002, certain information with respect to the beneficial ownership of our common stock by:

(i)	each stockholder known by us to be the beneficial owner of more than 5% of common stock,

(ii)	each of our directors and director-nominees,

(iii)	each of our executive officers named in the Summary Compensation Table below, and

(iv)	all of our directors and executive officers as a group.

Except as otherwise indicated, the address of each beneficial owner is c/o ValiCert, Inc., 1215 Terra Bella Avenue, Mountain View, California 94043.

Except as indicated in the footnotes to the table, we believe that the persons named in the table have sole voting and dispositive power over all of the shares of common stock that they own, except where community property laws apply. This percentage includes the common stock which each named person has the right to acquire beneficial ownership either currently or within 60 days of March 15, 2002, including upon exercise of stock options and warrants; however, such common stock shall not be deemed outstanding for the purposes of completing the percentage owned by any other person. Percentages of beneficial ownership is based upon 25,490,275 shares of common stock outstanding on March 15, 2002.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders

Palo Alto Investors LLC and affiliated entities (1)	3,675,776	14.4%
470 University Avenue
Palo Alto, CA 94301

U.S. Venture Partners (2)	2,246,058	8.8%
2180 Sand Hill Road, Suite 300
Menlo Park, CA 94025

August Capital (3)	1,881,070	7.4%
2480 Sand Hill Road, Suite 101
Menlo Park, CA 94025

Gaitonde Living Trust (4)	1,526,222	6.0%
c/o Girish Gaitonde
Xoriant Corporation
5400 Betsy Ross Drive
Santa Clara, CA 95054

Executive Officers and Directors

Joseph (Yosi) Amram (5)	1,959,392	7.6%
Srinivasan (Chini) Krishnan (6)	1,554,535	6.0%
David Jevans (7)	449,850	1.7%
Rajiv Dholakia (8)	418,333	1.6%
Alexander Garcia-Tobar (9)	321,666	1.3%
Timothy Conley (10)	318,333	1.2%
Scott J. Loftesness (11)	85,119	*
Taher Elgamal (12)	59,999	*
Magdalena Yesil (13)	40,000	*
John Johnston	0	*
Directors and executive officers as a group (11 persons) (14)	5,661,493	20.9%

* Indicates	less than 1.0%

(1)	According to questionnaire completed by the stockholder in April 2002, Palo Alto Investors LLC and its related entities owns 3,675,776 shares of our common stock.

(2)
According to questionnaire completed by the stockholder in April 2002. Includes 2,021,456 shares held by U.S. Venture Partners V, L.P., 112,302 shares held by USVP V International, L.P., 62,889 shares held by 2180 Associates Fund V, L.P. and 49,411 shares held by USVP V Entrepreneur Partners, L.P.

(3)	According to Schedule 13G filed by the stockholder with the Securities and Exchange Commission in February 2002, August Capital beneficially owns 1,881,070 shares of our common stock.

(4)	According to Schedule 13G filed by the stockholder with the Securities and Exchange Commission in February 2002, the Gaitonde Living Trust beneficially owns 1,526,222 shares of our common stock.

(5)	Includes 169,183 shares held in trust for Mr. Amram’s children. Also includes 186,666 shares subject to options and 175,484 shares from warrants that may be exercised within 60 days of March 15, 2002.

(6)	Includes 2,750 shares held by Mr. Krishan’s spouse. Also includes 133,333 shares subject to options and 83,333 shares from a warrant that may be exercised within 60 days of March 15, 2002.

(7)	Includes 6,000 shares held in the name of Mr. Jevans’ children. Also includes 284,424 shares subject to options that may be exercised within 60 days of March 15, 2002.

(8)
Includes 275,068 shares held jointly with Mr. Dholakia’s spouse and 18,265 shares held in the name of the Dholakia Family Trust. Also includes 65,000 shares subject to options and 60,000 shares from warrants that may be exercised within 60 days of March 15, 2002.

(9)	Includes 113,333 shares subject to options and 33,333 shares from warrants that may be exercised within 60 days of March 15, 2002.

(10)	Includes 251,667 shares subject to options and 33,333 shares from warrants that may be exercised within 60 days of March 15, 2002.

(11)	Includes 6,613 shares from warrants that may be exercised within 60 days of March 15, 2002.

(12)	Includes 13,333 shares subject to option options that may be exercised within 60 days of March 15, 2002.

(13)	Shares held in the name of a trust for the benefit of Ms. Yesil’s children.

(14)	Includes 1,112,756 shares subject to options and 478,762 shares from warrants that may be exercised within 60 days of March 15, 2002.

EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table sets forth information concerning the compensation of our chief executive officer and our four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 per year for services rendered during the fiscal years ended December 31, 1999, 2000 and 2001.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus(1)	Other Annual Compensation(2)	Shares Underlying Options
Joseph (Yosi) Amram President and Chief Executive Officer	2001 2000 1999	$176,521 165,000 150,000	$58,500 85,000 61,750	$0 0 0	120,000 66,666 133,333

Timothy Conley(3) VP, Finance and Chief Financial Officer	2001 2000 1999	181,292 170,000 0	21,750 30,000 0	0 0 0	85,000 200,000 0

Rajiv Dholakia VP, Product Development and Chief Technology Officer	2001 2000 1999	209,917 200,000 180,000	14,500 20,000 17,900	0 0 0	65,000 33,333 0

Alexander Garcia-Tobar VP, Global Sales and Business Development	2001 2000 1999	143,125 130,000 100,000	31,626 47,102 35,330	42,661 22,898 0	80,000 66,666 66,666

David Jevans(4) VP, Corporate Development	2001 2000 1999	175,125 165,000 0	21,750 25,000 0	0 0 0	65,000 0 0

(1)	Bonuses are based on performance. See “Report of the Compensation Committee on Executive Compensation.”

(2)	Represents commissions based on performance.

(3)	Mr. Conley was hired in January 2000.

(4)	Mr. Jevans was hired in December 1999.

Stock Options Granted in Fiscal 2001

The following table provides the specified information concerning grants of options to purchase our common stock made during the fiscal year ended December 31, 2001 to the persons named in the Summary Compensation Table:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Shares Underlying Options	% of Total Options Granted to Employees in Fiscal		Exercise Price Per	Expiration
	Granted(2)	Year(3)		Share(4)	Date	5%		10%
Joseph (Yosi) Amram	80,000 40,000	3.70 1.85	% %	$3.1875 $2.65	2/28/2011 7/11/2011	$ $	160,368.23 133,325.74	$ $	406,404.21 337,873.30

Timothy Conley	25,000 20,000 40,000	1.15 0.92 1.85	% % %	$3.1875 $2.30 $2.65	2/28/2011 4/27/2011 7/17/2011	$ $ $	50,115.07 28,929.17 66,662.87	$ $ $	127,001.32 73,312.13 168,936.65

Rajiv Dholakia	25,000 40,000	1.15 1.85	% %	$3.1875 $2.65	2/28/2011 7/17/2011	$ $	50,115.07 66,662.87	$ $	127,001.32 168,936.65

Alexander Garcia-Tobar	40,000 40,000	1.85 1.85	% %	$3.1875 $2.65	2/28/2011 7/17/2011	$ $	80,184.11 66,662.87	$ $	127,001.32 168,936.65

David Jevans	25,000 40,000	1.15 1.85	% %	$3.1875 $2.65	2/28/2011 7/17/2011	$ $	50,115.07 66,662.87	$ $	127,001.32 168,936.65

(1)
Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders’ continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2)
All options granted under the 1998 Stock Plan are immediately exercisable, but vest over a four-year period from the date of grant, subject to the optionee’s continuous employment with ValiCert. Generally, 25% of an option will vest 12 months after the date of the option grant and the remaining 75% of the option will vest monthly thereafter so long as the holder of the option remains an employee of ValiCert.

(3)	Based on a total of 2,165,212 options granted to all employees during fiscal 2001.

(4)	All option prices were determined by the fair market value on date of grant, as determined by the closing price of our common stock reported on the Nasdaq National Market on that date.

Aggregate Option Exercises for Fiscal 2001 and Fiscal 2001 Year-End Values

The following table provides information concerning exercises of options to purchase our common stock during the fiscal year ended December 31, 2001, and unexercised options held on December 31, 2001, by the persons named in the Summary Compensation Table. A portion of the shares subject to these options are not yet vested, and thus would be subject to repurchase by ValiCert at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested:

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
			Exercisable(2)	Unexercisable	Exercisable(2)	Unexercisable
Joseph (Yosi) Amram	0	$0	186,666	0	$ 10,000	$0
Timothy Conley	0	0	251,667	0	22,000	0
Rajiv Dholakia	0	0	65,000	0	10,000	0
Alexander Garcia-Tobar	0	0	113,333	0	10,000	0
David Jevans	0	0	284,424	0	162,374	0

(1)	Based on a market value of $2.90, the closing price of our common stock on December 31, 2001, as reported by the Nasdaq National Market.

(2)
Stock options granted under the 1998 Stock Plan are immediately exercisable at the date of grant, but shares received upon exercise of unvested options are subject to repurchase by ValiCert. The options generally vest over a four-year period from the date of grant, subject to the optionee’s continuous employment with ValiCert. Generally, 25% of an option will vest one year after the date of the option grant and the remaining 75% of the option will vest monthly thereafter so long as the holder of the option remains an employee of ValiCert.

Shares Acquired on Exercise includes all shares that may be purchased under the option, or portion of the option, exercised without deducting shares withheld to satisfy tax obligations, sold to pay the exercise price, or otherwise disposed of. Value Realized is calculated by multiplying the difference between the market value of a share of common stock (closing market price) on the exercise date and the exercise price by the number of shares acquired upon exercise.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Employment Agreements

Joseph (Yosi) Amram.    We entered into an employment agreement with Joseph (Yosi) Amram, our president and chief executive officer, in August 1997. Under this agreement, Mr. Amram was paid an annual base salary of $150,000 and a bonus of up to $50,000 in 1998. Since 1998, Mr. Amram’s salary and bonus have been determined by our compensation committee. Under his employment agreement, Mr. Amram was granted options to purchase 1,100,000 shares of our common stock at a purchase price of $0.03 per share, which vested over three years. This number has been adjusted to reflect the 1-for-3 reverse split that was implemented upon our initial public offering. One-sixth vested upon the completion of six months of service and the remainder vested in equal monthly installments over the next 30 months of service. If we terminate Mr. Amram for reasons other than a material breach of his duties, or significantly interfere with his ability to perform his job duties or significantly demote him before all of his options vest, all of his option shares that remain unvested will vest if the per share value of our common stock equals or exceeds $9.00; or 50% of Mr. Amram’s option shares that remain unvested will vest if the per share value of our common stock is less than $9.00. Upon a change-in-control, all of Mr. Amram’s unvested option shares will vest.

David Jevans.    We entered into an employment agreement with David Jevans, our vice president, corporate development, in December 1999 when we acquired Receipt.com, his predecessor employer. Under this agreement, from December 1999 to December 2000, Mr. Jevans was paid an annual base salary of $165,000 and an annual bonus of up to $25,000. After December 2000, Mr. Jevans’ salary and bonus have been determined by our compensation committee. All Receipt.com options held by Mr. Jevans were converted into options to purchase approximately 429,421 shares of our common stock. This number has been adjusted to reflect the 1-for-3 reverse split that was implemented upon our initial public offering. Of these options, 10% vested upon commencement of Mr. Jevans’ employment with us and the remaining options vest monthly over a period of four years; provided, however, that 50% of the options will vest immediately upon a change-in-control. If we terminate Mr. Jevans for reasons other than a material breach of his duties, or significantly interfere with his ability to perform his job duties or significantly demote him before all of his options vest, 50% of his unvested options shall immediately vest. In addition, if we terminate Mr. Jevans for reasons other than a material breach of his duties, under the agreement we are required to pay him a severance amount equal to 100% of his then applicable annual salary payable equally over a period of 12 months.

Stock Option and Warrant Agreements

Joseph (Yosi) Amram.    We entered into stock option and warrant agreements with Joseph (Yosi) Amram, our president, chief executive officer and a member of our board of directors. Mr. Amram was granted options to purchase an aggregate of 1,562,728 shares of our common stock. Mr. Amram has exercised options to purchase 1,376,062 shares of our common stock. Mr. Amram was granted warrants to purchase 175,484 shares of our common stock. Mr. Amram has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase all unvested shares upon a change-in-control event.

Timothy Conley.    We entered into stock option and warrant agreements with Timothy Conley, our vice president, finance, and chief financial officer. Mr. Conley was granted options to purchase an aggregate of 285,000 shares of our common stock. Mr. Conley has exercised options to purchase 33,333 shares of common stock. Mr. Conley was granted warrants to purchase 33,333 shares of common stock. Mr. Conley has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase 50% of unvested shares upon a change-in-control event.

Rajiv Dholakia.    We entered into stock option and warrant agreements with Rajiv Dholakia, our vice president, product development and chief technology officer. Mr. Dholakia was granted options to purchase an aggregate of 398,333 shares of our common stock. Mr. Dholakia has exercised 333,333 of these options. Mr. Dholakia was granted warrants to purchase 60,000 shares of our common stock. Mr. Dholakia has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase 50% of unvested shares upon a change-in-control event.

Alexander Garcia-Tobar.    We entered into stock option and warrant agreements with Alexander Garcia-Tobar, our vice president, global sales and business development. Mr. Garcia-Tobar was granted options to purchase an aggregate of 313,333 shares of our common stock. Mr. Garcia-Tobar has exercised 200,000 of these options. Mr. Garcia-Tobar was granted warrants to purchase 33,333 shares of our common stock. Mr. Garcia-Tobar has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase 50% of unvested shares upon a change-in-control event.

David Jevans.    We entered into a stock option agreement with David Jevans, our vice president, corporate development. Mr. Jevans was granted options to purchase 494,422 shares of our common stock. Mr. Jevans has exercised options to purchase 209,998 shares of our common stock. The stock option agreement provides for immediate termination of our right to repurchase 50% of unvested options upon a change-in-control event.

Sathvik Krishnamurthy.    We entered into stock option and warrant agreements with Sathvik Krishnamurthy, our vice president, marketing. Mr. Krishnamurthy was granted options to purchase an aggregate of 415,000 shares of our common stock. Mr. Krishnamurthy has exercised 350,000 of these options. Mr. Krishnamurthy was granted warrants to purchase 86,666 shares of our common stock. Mr. Krishnamurthy has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase 50% of unvested shares upon a change-in-control event.

Srinivasan (Chini) Krishnan.    We entered into stock option and warrant agreements with Srinivasan (Chini) Krishnan, our chairman of our board of directors and secretary. Mr. Krishnan was granted options to purchase an aggregate of 1,218,730 shares of our common stock. Mr. Krishnan has exercised options to purchase 1,105,397 shares of our common stock. Mr. Krishnan was granted warrants to purchase 83,333 shares of our common stock. Mr. Krishnan has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase all unvested shares upon a change-in-control event.

Compensation of Directors

Directors do not receive any cash compensation from us for their services as members of the board of directors, although members are reimbursed for expenses incurred for attendance at the meetings of the board of directors and the committees. Directors are eligible to participate in our stock plans.

Certain Relationships and Related Transactions

Loans to Officers

Since January 1, 1998, the officers listed below have executed promissory notes and pledge agreements to finance the exercise of their stock options. Each note bears interest at 6.0% per year and has a term of five years from the date of issuance. As collateral, the holder of the shares of stock purchased with each note pledged the stock to us. Each note represents a debt to us that the holder must repay, with interest, by the earliest of:

•	the maturity date of the note;

•	the termination of the holder’s employment with us;

•	a default in the payment of any installment of principal when due;

•	a sale of the stock pledge as collateral; or

•	any other date reasonably necessary for us to comply with any regulations adopted by the board of governors of the Federal Reserve System affecting the extension of credit for our securities.

The following table summarizes the dates on which these notes were issued and, as of December 31, 2001, the outstanding principal amount of these notes and the aggregate number of shares pledged as collateral:

Note Holder	Dates of Issuance of Notes	Aggregate Amount	Aggregate Number of Shares Pledged as Collateral
Joseph (Yosi) Amram	Aug. 1999	$118,961	132,179
Timothy Conley	March 2000	$165,000	33,333
Rajiv Dholakia	June 1999-Jan. 2000	$177,276	251,152
Alexander Garcia-Tobar	June 1999-Jan. 2000	$203,000	175,000
David Jevans	March 2000	$388,598	253,328
Sathvik Krishnamurthy	May 1999-Jan. 2000	$203,000	175,000
Srinivasan (Chini) Krishnan	Dec. 1997-Aug. 1999	$107,170	1,105,397

Consulting and License Revenues

Xoriant Corporation, an affiliate of Girish Gaitonde, one of the holders of more than 5% of our capital stock, provides software development and consulting services to us. We paid $440,000 in 2001, $561,000 in 2000, and $682,000 in 1999 for these services.

Purchase Agreement

In connection with a common stock financing with certain institutional investors in November 2001, Joseph (Yosi) Amram, our president and chief executive officer, purchased 17,170 shares of our common stock and was issued a warrant to purchase 3,577 shares of our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. All persons who file reports required by regulations of the Securities Exchange Commission are required to furnish us with copies of the reports.

Based solely on our review of the forms furnished to us and written representations from the persons filing the reports, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

The compensation committee of the board of directors is comprised of non-employee members of our board of directors. The members of the compensation committee during the fiscal year ending December 31, 2001 were John Johnston and Scott J. Loftesness. The compensation committee is responsible for setting and administering the policies governing annual compensation of our executive officers. The compensation committee reviews the performance and compensation levels for executive officers and sets salary levels.

As the industry in which we operate can be extremely competitive, the compensation committee believes that the compensation programs for executive officers should be designed to retain and motivate talented executives responsible for success, and should be determined within the competitive environment in which we are situated and based on the achievement of business objectives, individual contribution, and financial performance. The compensation committee’s goals are to provide a total compensation package that considers the compensation practices of other companies who are competing with us for executive officers, provides variable compensation that is linked to achievement of financial, division, and individual performance goals, and aligns the interests of the executive officers with ours by providing them with an equity stake in ValiCert. The components of our compensation policies for executive officers consists of base salary and benefits, bonuses and long-term stock option incentives.

Salary

The compensation committee annually assesses the performance and sets the salary of our president and chief executive officer, Joseph (Yosi) Amram, and our other executive officers. At the beginning of the fiscal year, base salaries were established by our board of directors based on competitive compensation data, top executive’s job responsibilities, experience, individual performance and contributions to the business. No specific formula was applied to determine the weight of each factor.

The board of directors’ decision with regard to Mr. Amram’s compensation as president and chief executive officer was based on presidents and chief executive officers of comparable size companies. In addition, the compensation committee considers certain incentive objectives based on ValiCert’s performance as it relates to revenue levels and earnings per share levels.

In determining executive officer salaries, the compensation committee reviews recommendations from Mr. Amram, which includes information from salary surveys, performance evaluations and the financial condition of ValiCert. The compensation committee also establishes both financial and operational-based objectives and goals in determining executive officer salaries. These goals and objectives include sales and spending forecasts for the upcoming year and published executive compensation literature for comparable sized companies.

For more information regarding the compensation and employment arrangements of Mr. Amram and other executive officers, see “EXECUTIVE COMPENSATION AND OTHER MATTERS.”

Bonuses

Incentive bonuses are intended to reflect the board of directors’ belief that a significant portion of the compensation of each executive officer should be contingent on the performance of ValiCert, as well as the individual contribution of each executive officer. In consultation with the chief executive officer, the compensation committee annually determines the total amount of cash bonuses available for executive officers and certain other management employees. For the fiscal year ended December 31, 2001, bonus awards were contingent on the achievement of revenue and operating profit targets, set by the compensation committee in consultation with the chief executive officer. Additionally, awards may be weighted so that executives would receive proportionately higher awards when performance targets were met and proportionately smaller awards when performance targets were not met.

Stock Options

The compensation committee believes that equity ownership by executive officers provides significant motivation to maximize value for our stockholders and, therefore, periodically grants stock options under our stock option plan. Stock options are granted at the current market price and will only have value if the stock price increases over the exercise price. It is the belief of our board of directors that stock options directly motivate an executive to maximize long-term stockholder value.

The compensation committee determines the size and frequency of option grants for executive officers, after consideration of recommendations from our chief executive officer. Recommendations for options are based upon the relative position and responsibilities of each executive officer, previous and expected contributions of each officer to ValiCert and previous option grants to each executive officer. Generally, 25% of an option grant vests 12 months after commencement of employment or after the date of grant, thereafter the remaining 75% of the option grant vests in equal monthly installments over three years, conditioned upon continued employment.

Compensation of Chief Executive Officer

Joseph (Yosi) Amram has served as our president and chief executive officer since 1997. Early in 2002, the compensation committee reviewed Mr. Amrams’s performance with regard to performance objectives set by the board of directors in 2001, weighted among specific personal and corporate objectives, in determining his eligibility for bonus compensation. Mr. Amram’s bonus compensation for the fiscal year ended December 31, 2001 was $58,500. In addition, the board of directors set Mr. Amram’s salary at $166,500 per year for 2002 and granted him options to purchase 120,000 shares of common stock based on attainment of predetermined financial and other corporate goals.

Section 162(m) of the Internal Revenue Code

We have considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations which restrict deductibility of executive compensation paid to our chief executive officer and each of the next four most highly compensated executive officers holding office at the end of any year if the compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under our option plans would generally qualify for an exemption from these restrictions so long as the options are granted by a committee of our board of directors whose members are non-employee directors. We expect that the compensation committee will generally be comprised of non-employee directors, and that to the extent the compensation committee is not so constituted for any period of time, the options granted during such period will not be likely to result in compensation exceeding $1,000,000 in any year.

CO	MPENSATION COMMITTEE

Joh	n Johnston
Sco	tt J. Loftesness

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees our financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Deloitte & Touche is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

The audit committee consists of three directors, each of whom, in the judgment of our board of directors, is an “independent director” as defined in the listing standards for the Nasdaq Stock Market. The audit committee acts pursuant to a written charter that has been adopted by the board of directors. A copy of this charter is attached to this Proxy Statement as Appendix A.

The audit committee has discussed and reviewed with the auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has met with Deloitte & Touche, with and without management present, to discuss the overall scope of Deloitte & Touche’s audit, the results of its examinations, its evaluations of our internal controls and the overall quality of our financial reporting.

The audit committee has received from the auditors a formal written statement describing all relationships between the auditors and ValiCert that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and is satisfied as to the auditors’ independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

AU	DIT COMMITTEE

Ta	her Elgamal
Joh	n Johnston
Ma	gdalena Yesil

COMPARISON OF STOCKHOLDER RETURN

Set forth below is a line graph comparing the annual percentage change in the cumulative total return on our common stock with the cumulative total returns of the JP Morgan Hambrecht & Quist Internet Index and the Nasdaq Stock Market for the period commencing on July 28, 2000 and ending on December 31, 2001.

Comparison of Cumulative Total Return From July 28, 2000 Through December 31, 2001 (1):
ValiCert, JP Morgan Hambrecht & Quist Internet Index
and the Nasdaq Stock Market

(1)
Based on a stockholder’s $100 investment on July 28, 2000 in our common stock, the JP Morgan Hambrecht & Quist Internet Index, and the Nasdaq Stock Market, and that all dividends received by the stockholder were reinvested. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

The information contained above under the captions “Report of the Compensation Committee on Executive Compensation,” “Report of the Audit Committee of the Board of Directors,” and “Comparison of Stockholder Return” shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a filing.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. Under our bylaws, in order for business to be properly brought before a meeting by a stockholder, a stockholder must give timely notice in writing to our secretary. To be timely, notice must be received at our principal executive offices at least 120 calendar days in advance of the one year anniversary of the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that: (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

Proposals of stockholders intended to be presented at the next annual meeting of the stockholders must be received by us at our principal offices located at 1215 Terra Bella Avenue, Mountain View, California 94043 by January 7, 2003. The stockholder proposals may also be included in our proxy statement if they satisfy the conditions established by the Securities and Exchange Commission for such inclusion.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the board of directors knows of no other business that will be conducted at the 2002 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By	order of the Board of Directors

/s/	Srinivasan (Chini) Krishnan
Sri	nivasan (Chini) Krishnan
Secretary

May 7, 2002

APPENDIX A

VALICERT, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

I.	STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Audit Committee of the Board of Directors of ValiCert, Inc. (the “Company”), and how the Committee carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company’s systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and (iii) the Company’s auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s financial policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems.

•	Review and appraise the audit efforts and independence of the Company’s auditors.

•	Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II.	ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such Director:

•	is not an employee of the Company or its affiliates and has not been employed by the Company or its affiliates within the past three years;

•	is not a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years;

•
has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service), retirement plan benefits or non-discretionary compensation;

•
has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company’s securities) that exceed 5% of the Company’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

•	is not an executive of another corporation on whose Compensation Committee any of the Company’s current executives serves.

All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual’s financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee shall meet with the independent auditors and management on a quarterly basis to review the Company’s financial statements, internal controls and relationship of auditors and management.

IV.	PROCESSES

To fulfill its responsibilities and duties the Committee shall:

A.    Documents/Reports to Review

1.	Review and reassess the Charter’s adequacy periodically, as conditions dictate.

2.
Review the organization’s annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

3.	Review the regular Management Letter to management prepared by the independent auditors and management’s response.

4.	Review related party transactions for potential conflicts of interests.

5.
Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company’s Form 10-K and Form 10-Qs. These meetings should include a discussion of the independent auditors judgment quality of the Company’s accounting and any uncorrected misstatements as a result of the auditors quarterly review.

6.
Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

B.    Independent Auditors

1.	Recommend to the Board the selection of the independent auditors, considering independence and effectiveness.

2.
Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, and discussing with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).

3.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

4.	Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

5.	Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

C.    Financial Reporting Processes

1.	In consultation with the independent auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

2.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

3.	Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

D.    Process Improvement

1.	Review with management and the independent auditors any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

2.
Review with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.	Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

4.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

5.	Provide oversight and review the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

E.    Ethical and Legal Compliance

1.	Ensure that management has set an appropriate corporate “tone” for quality financial reporting, sound business practices and ethical behavior and provide management.

2.
Ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

3.	Review management’s monitoring of compliance with the Foreign Corrupt Practices Act.

4.	Review, with the Company’s counsel, legal compliance matters including corporate securities trading policies.

5.	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

6.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

7.	If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

VALICERT, INC.
Proxy for 2002 Annual Meeting of Stockholders
solicited by the Board of Directors

The undersigned hereby appoints Joseph (Yosi) Amram and Srinivasan (Chini) Krishnan, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in ValiCert, Inc. which the undersigned is entitled to vote at the 2002 annual meeting of stockholders to be held at 1215 Terra Bella Avenue, Mountain View, CA 94043 on May 29, 2002 at 1:00 p.m. Pacific Daylight Time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in ValiCert’s proxy statement, receipt of which is hereby acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

A vote FOR the following proposals is recommended by the Board of Directors:

1.    Election of director listed below.

Nominees:    John Johnston

☐	FOR ☐ WITHHELD

☐
INSTRUCTION: To withhold authority to vote for any nominee, mark the above box and list the name(s) of the nominee(s) in the space provided.

2.    To ratify the appointment of Deloitte & Touche LLP as ValiCert’s independent auditors for the fiscal year ending December 31, 2002.

☐	FOR ☐ WITHHELD ☐ ABSTAIN

3.    To transact such other business as may properly come before the meeting or any adjournment thereof.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2, and 3.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VALICERT, INC.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Dated , 2002
(Be sure to date Proxy)

Signatures(s)

Print Name(s)

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

Even if you are planning to attend the meeting in person, you are urged to sign and mail the proxy in the return envelope so that your stock may be represented at the meeting.

2